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                                  EXHIBIT 23.3

                         CONSENT OF MATRANGA & CORREIA

     We hereby consent to use of our reports included herein and to the reference to our firm under the heading "Experts" included in the Prospectus.



Date:  November 1, 1997       By:/s/ Matranga & Correia
                                 ----------------------
                                    Matranga & Correia

                                    23.3-1